Exhibit 10.2

        EXECUTION COPY

CREDIT AGREEMENT SUPPLEMENT

THIS CREDIT AGREEMENT SUPPLEMENT (this “Supplement”), dated as of July 9, 2007, is by and among CENVEO CORPORATION, a Delaware corporation (the “Borrower”), CENVEO, INC., a Colorado corporation (“Holdings”), the financial institutions listed on the signature pages of this Supplement as “Supplemental Lenders” (the “Supplemental Lenders”), and BANK OF AMERICA, N.A., as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, the financial institutions party thereto as of the date hereof, as lenders (the “Existing Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of June 21, 2006 (as amended by that certain First Amendment to Credit Agreement, dated as of March 7, 2007, and as otherwise amended, modified, extended, restated, replaced or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested a $100,000,000 increase in the existing Term C Facility pursuant to Section 2.14(a) of the Credit Agreement; and

WHEREAS, each Existing Lender that executes and delivers this Supplement (each, a “Participating Lender”) will have agreed to make a new Term C Commitment, in addition to its existing Commitment, in an aggregate amount as agreed to by such Participating Lender (the “New Commitment”).

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1           Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

ARTICLE II
INCREASE TO THE TERM C FACILITY

2.1           Supplement of Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3.1 below, from and after the Effective Date (as hereinafter defined), (i) the Credit Agreement is hereby supplemented in accordance with Section 2.14 thereof to increase the aggregate Term C Commitments by $100,000,000 to a total of $698,500,000, and (ii) the amortization of the Term C Loans is amended in accordance with Section 2.14(e) of the Credit Agreement.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

3.1           Closing Conditions.  This Supplement shall become effective as of the day and year set forth above (the “Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)           Executed Supplement.  The Administrative Agent shall have received a copy of this Supplement duly executed by each of the Borrower, Holdings, each Participating Lender and the Administrative Agent.

(b)           Executed Guarantor Ratification.  The Administrative Agent shall have received an acknowledgment and ratification with respect to this Supplement executed by each Guarantor.

(c)           Acquisition.  Contemporaneously with the making of the additional Term C Loans by the Participating Lenders to the Borrower, the acquisition of Madison/Graham ColorGraphics, Inc., a California corporation (“Color Graphics”) and its sole subsidiary Madison/Graham ColorGraphics Interstate Services, Inc., a California corporation (“Interstate”) (the “Acquisition”) shall be consummated pursuant to that certain Stock Purchase Agreement, dated as of June 14, 2007, among the Borrower, Color Graphics and certain sellers party thereto, and no material provision thereof shall have been waived, amended, supplemented or otherwise modified, except with the consent of the Administrative Agent.

(d)           Executed Joinder Agreement.  The Administrative Agent shall have received a Joinder Agreement executed by each of Color Graphics and Interstate.

(e)           Notes.  The Administrative Agent shall have received a duly executed Note, for each Participating Lender requesting a Note.

(f)           Authorization Documents.  The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Supplement.

(g)           Legal Opinions.  The Administrative Agent shall have received (i) a favorable opinion of Timothy Davis, Esq., General Counsel of Holdings, addressed to the Administrative Agent and each Lender, and (ii) a favorable opinion of Hughes Hubbard & Reed LLP special New York counsel to the Borrower and Holdings addressed to the Administrative Agent and each Lender (including, without limitation, opinions as to the enforceability of this Supplement and the Joinder Agreement and non-contravention of (i) the organizational documents of the Borrower, Holdings, Color Graphics and Interstate and (ii) Material Contracts, including the Cadmus Subordinated Notes), in each case in form and substance satisfactory to the Administrative Agent.

(h)           Closing Certificate.  The Administrative Agent shall have received a closing certificate of a Responsible Officer of the Borrower in the form of Exhibit A hereto.

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(i)           Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Supplement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV
MISCELLANEOUS

4.1           Supplemented Terms.  On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as supplemented hereby.  Except as specifically supplemented and amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2           Representations and Warranties of the Borrower and Holdings.  Each of the Borrower and Holdings represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Supplement.

(b)           This Supplement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Supplement, except for (i) filings and recordings necessary to perfect Liens created under the Collateral Documents and (ii) such consents, approvals, authorizations, orders, filings, registrations and qualifications that have been duly obtained, taken, given or made and are in full force and effect.

(d)           The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(e)           After giving effect to this Supplement, no event has occurred and is continuing which constitutes a Default.

(f)           Except as specifically provided in this Supplement, the Obligations are not reduced or modified by this Supplement and are not subject to any offsets, defenses or counterclaims.

4.3           Reaffirmation of Obligations.  Each of the Borrower and Holdings hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full

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performance of its respective Obligations.  Holdings hereby acknowledges and reaffirms its obligations under Article X of the Credit Agreement.

4.4           Loan Document.  This Supplement shall constitute a Loan Document under the terms of the Credit Agreement.

4.5           Further Assurances.  Each of the Borrower and Holdings agrees to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Supplement.

4.6           Fees and Expenses.  The Borrower agrees to pay all reasonable and documented out-of-pocket expenses of the Administrative Agent in connection with this Supplement and the other transactions contemplated hereunder.

4.7           Entirety.  This Supplement and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8           Counterparts; Telecopy.  This Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Supplement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

4.9           GOVERNING LAW.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.10         Successors and Assigns.  This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.11         Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Supplement to be duly executed on the date first above written.

BORROWER:	CENVEO CORPORATION,
a Delaware corporation

By: /s/ Sean S. Sullivan
Name: Sean S. Sullivan
Title: CFO

HOLDINGS:	CENVEO, INC.,
a Colorado corporation

By: /s/ Sean S. Sullivan
Name: Sean S. Sullivan
Title: CFO

CREDIT AGREEMENT SUPPLEMENT
Signature Page

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Lisa Webster
Name: Lisa Webster
Title: Vice President

CREDIT AGREEMENT SUPPLEMENT
Signature Page

PARTICIPATING LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as a Participating Lender

By: /s/ Rit N. Amin
Name: Rit N. Amin
Title: Director